UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 1, 2026

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

15440 Laguna Canyon Road, Suite 100 Irvine, California 92618 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2026, the board of directors (the “Board”) of American Vanguard Corporation (“Registrant” or the “Company”) appointed Matthew Horwath, age 43, to the position of Chief Financial Officer following the completion of an executive search, effective October 1, 2026 (the “Effective Date”).

Over the prior five years, Mr. Horwath worked as Chief Financial Officer for Kustom US, Inc. (“Kustom”), a privately held property and disaster restoration services company operating in over 30 locations across the U.S. (from January to June 2026) and, from May 2018 through December 2025, he worked in positions of increasing responsibility, most recently Chief Financial Officer, for FARO Technologies (Nasdaq: FARO) (“Faro”), a $350M global technology solution provider. Faro was acquired by AMETEK, Inc. in July 2025. Among his responsibilities at Faro, Mr. Horwath oversaw systems, process and reporting; global finance, mergers and acquisitions, capital markets and corporate finance.

Neither Kustom nor Faro is a parent, subsidiary or affiliate of Registrant. Over the past five years, Mr. Horwath has not held any directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. Mr. Horwath has no family relationships with any director, executive officer or person nominated to become a director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he was selected as an officer of the Company. Further, since the beginning of Registrant’s last fiscal year, Mr. Horwath neither was, nor was to be, a participant in any transaction or currently proposed transaction, in which the amount involved exceeded $120,000 and in which any related person had or will have a direct or indirect material interest.

In connection with this appointment, the Compensation Committee of the Board (the “Committee”) approved that the material terms of Mr. Horwath’s compensation as follows: annual base salary of $450,000; target annual bonus of 60% of base salary; a relocation bonus of $6,667 per month and a travel allowance bonus of $10,000 per month (each paid over 15 months); and the grant of an option to purchase 150,000 shares of the Company’s common stock and an award of 100,000 restricted shares of the Company’s common stock (each vesting evenly on the first, second and third anniversaries of Mr. Horwath’s start date).

Also on October 1, 2026, David Johnson ceased serving as the Company’s Chief Financial Officer and was appointed to the position of Chief Accounting Officer. In connection with these changes, the Committee approved a transition agreement for Mr. Johnson that provides for him to serve as Chief Accounting Officer through the last day of the month in which the Company files its annual report on Form 10-K for its 2026 fiscal year (expected to be in March 2027) and for his employment with the Company to continue thereafter in a non-executive position through September 30, 2027 with a base salary of $20,834 per month. The transition agreement provides that if his employment has not previously terminated, it will terminate automatically on September 30, 2027.

Upon the termination of Mr. Johnson’s employment on September 30, 2027, or any earlier termination of his employment by the Company without “cause” or by Mr. Johnson for “good reason” (as such terms are defined in the Company’s Severance Pay Plan for Senior Executive Employees (the “Executive Severance Plan”)), and subject to his providing a release of claims to the Company, he will be entitled to the severance benefits provided in the Executive Severance Plan. Such benefits include cash severance equal to 1.5 times the sum of his annual base salary as of the Effective Date and his average annual cash incentive compensation for the Company’s last three complete fiscal years before the year in which his termination occurs (payable in installments over 18 months following his termination or, if shorter, through the end of the year following the year in which his termination date occurs), continued coverage under the Company’s group health plan at the same cost as active employees for 18 months after his termination date, accelerated vesting of his outstanding Company equity awards (with the acceleration of performance-based awards to be based on target performance), and outplacement benefits of up to $10,000.

Item 7.01	Regulation FD Disclosure

On October 1, 2026, the Company issued a press release in which it announced its appointment of Matthew Horwath to the position of Chief Financial Officer, effective October 1, 2026. The full text of the press release is linked hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information furnished under Item 7.01 (and the related exhibit under Item 9.01) of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated October 1, 2026, of Registrant regarding the appointment of Matthew Horwath to the position of Chief Financial Officer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION
Date: October 1, 2026

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Legal Officer, General Counsel & Secretary